UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8–K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 26, 2009
Date of Report (Date of earliest event reported)
Coinstar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification
No.)
1800 – 114th Avenue SE
Bellevue, WA 98004
(Address of principal executive offices and zip code)
(425) 943-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.
See the information set forth below under Item 8.01, which is incorporated herein by reference. See also the information set forth in Item 3.02 of the Company’s Current Report on Form 8-K dated February 12, 2009, which is incorporated herein by reference.
Item 8.01 Other Events.
On February 26, 2009, Coinstar, Inc. (the “Company”) closed the transaction (the “GAM Transaction”) announced on February 12, 2009, whereby the Company agreed under a Purchase and Sale Agreement (the “GAM Purchase Agreement”) with GetAMovie, Inc. (“GAM”) to acquire (i) GAM’s 44.4% voting interests (the “Interests”) in Redbox Automated Retail, LLC, a Delaware limited liability company (“Redbox”), and (ii) GAM’s right, title and interest in a Term Promissory Note dated May 3, 2007 made by Redbox in favor of GAM in the principal amount of $10,000,000 (the “Note”), in exchange for a combination of cash and the Company’s common stock, par value $0.001 per share (the “Common Stock”).
On February 26, 2009, the Company purchased the Interests and the Note, paying initial consideration to GAM in the form of cash in the amount of $10,000,000 and 1,500,000 shares of Common Stock valued at $27.7433 per share (based on the average of the volume weighted average price per share of Common Stock for each of the eight NASDAQ trading days prior to, but not including, the date of issuance (the “VWAP Price”)). The Company also will pay deferred consideration to GAM in cash and/or shares of Common Stock at the Company’s election and subject to the satisfaction of certain conditions at one or more later dates, with at least 50% of such deferred consideration payable by July 31, 2009 and the remaining 50% payable by October 30, 2009, subject to mandatory prepayment on the occurrence of certain events. Deferred consideration to be paid to GAM is expected to be between approximately $82.4 million and $99.4 million. Any consideration paid or to be paid in shares of Common Stock will be in the form of newly issued, unregistered shares of Common Stock (with the registration rights described below) and will be valued based on the applicable VWAP Price. The GAM Purchase Agreement provides that in no event will the shares of Common Stock issued to GAM as consideration exceed 5,653,398. In addition, if certain conditions are not met, the Company will not have the option to pay deferred consideration in shares of Common Stock, including if such payment would cause GAM to beneficially hold greater than 9.9% of the Company’s outstanding Common Stock. This description of the GAM Purchase Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated February 12, 2009 and is incorporated into this Item 8.01 by reference.
Further, the Company entered into a Registration Rights Agreement with GAM on February 26, 2009 (the “Registration Rights Agreement”), whereby GAM is entitled to registration rights under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of Common Stock acquired in connection with the GAM Purchase Agreement. Pursuant to the Registration Rights Agreement, the Company (i) filed a registration statement on Form S-3 with the Securities and Exchange Commission covering the 1,500,000 shares of Common Stock issued on February 26, 2009 and (ii) is required to file on any date the Company makes any payment of deferred consideration in the form of shares of Common Stock a registration statement on Form S-3 covering such shares, provided, that any such date of payment occurs prior to August 26, 2009. If the Company fails to meet certain requirements of the Registration Rights Agreement, it may be required to pay specified cash damages to GAM. The Company shall pay all of its own costs and expenses, including all fees and expenses of any counsel, relating to the Registration Rights Agreement. This description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of a form of such agreement, a copy of which is filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated February 12, 2009 and is incorporated into this Item 8.01 by reference.
In addition, on February 26, 2009, the Company purchased the remaining outstanding interests of Redbox from minority interest and non-voting interest holders in Redbox under similar terms to those of the GAM Purchase Agreement, issuing 146,039 unregistered shares of Common Stock and an aggregate of 101,863 shares of Common Stock pursuant to already existing effective registration statements and paying $82,981, as initial consideration. Such parties also are entitled to receive deferred consideration in cash and/or shares of Common Stock at such date(s) as GAM is paid deferred consideration. Any consideration paid or to be paid in shares of Common Stock to these parties has or will be valued in the same manner as any consideration paid or to be paid in shares of Common Stock to GAM and such shares will either be newly issued, unregistered shares of Common Stock with similar registration rights to those of GAM or newly issued shares of Common Stock for which the Company already has an existing effective registration statement. Deferred consideration to be paid in these transactions is expected to be between approximately $14.6 million and $18.0 million.
For additional information relating to the GAM Purchase Agreement, the Registration Rights Agreement and the transactions discussed herein, see the information set forth in Items 1.01 and 8.01 of the Company’s Current Report on Form 8-K dated February 12, 2009, which is incorporated herein by reference.
Certain statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements in this release include statements regarding Coinstar, Inc.’s anticipated acquisition of the outstanding interests of Redbox. Forward-looking statements are not guarantees of future events and events may vary materially from those expressed or implied in such statements. Differences may result from actions taken by Coinstar, Inc., as well as from risks and uncertainties beyond Coinstar, Inc.’s control. Such risks and uncertainties include, but are not limited to, not meeting closing conditions or otherwise not completing the acquisitions of Redbox interests and actions resulting from federal, state, local and foreign laws and regulations or taken by governing bodies. The foregoing list of risks and uncertainties is illustrative, but by no means exhaustive. For more information on factors that may affect us, please review “Risk Factors” described in our most recent Annual Report on Form 10-K and any subsequent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission. These forward-looking statements reflect Coinstar, Inc.’s expectations as of the date of this release. Coinstar, Inc. undertakes no obligation to update the information provided herein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.
Date: February 26, 2009	By:	/s/ David W.Cole
	Name:	David W. Cole
	Title:	Chief Executive Officer